EXHIBIT 10.1

AMENDMENT

This agreement (the “Amendment”), dated as of December 19, 2018, is entered into between, by and among COSMOFARM LTD., a pharmaceutical wholesalers company based in Irakleous 39, Neos Kosmos, Athens, Greece, with Registration Number: 1767501000, and Tax ID 095537452 (the “Company”), DEEPDAE HOLDING LTD. (referred to as the “Seller”) and Cosmos Holdings Inc., a Nevada corporation (the “Buyer”) (collectively, the “Parties” and each individually, a “Party”).

RECITALS

WHEREAS, the Parties have entered into the Stock Purchase Agreement dated as of June 23, 2018 (the “Agreement”) pursuant to which the Seller agreed to sell to Buyer, and Buyer agreed to purchase from the Seller, the Shares, subject to the terms and conditions set forth therein; and

WHEREAS, the Parties to this Amendment wish to amend the Agreement, conditioned upon the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Section 2.02 is amended in its entirety to read as follows:

Section 2.02 Purchase Price. The purchase price for the Shares purchased by Buyer pursuant to Section 2.01 (the “Purchase Price”) for cash shall consist of an aggregate amount of €200,000 Euros.

2. Section 2.03(a) (i) is amended to read as follows:

(a) At the Closing, Buyer shall deliver to Seller:

(i) the Purchase Price, or proof of payment of the Purchase Price, either in cash or a recourse promissory note.

3. Except as set forth herein, the Agreement among the Parties remains in full force and effect.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

Buyer: COSMOS HOLDINGS INC., a Nevada corporation

By:	/s/ Griogorios Siokas
Name:	Grigorios Siokas
Title:	Director/CEO

Company COSMOFARM LTD.

By:	/s/ Panagiotis Kozaris
Name:	Panagiotis Kozaris
Title:	Director/CEO

Seller: DEEPDAE HOLDING LTD

By:	/s/ Panagiotis Kozaris
Name:	Panagiotis Kozaris
Title:	Company Representative

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